SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): July 1, 1998
                                                             ------------


                           GRC INTERNATIONAL, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      1-7517                     95-2131929
   ----------             ------------------------        ------------------
   (State of              (Commission File Number)        (I.R.S. Employer
  Incorporation)                                          Identification No.)


                  1900 Gallows Road, Vienna, Virginia 22182
              -------------------------------------------------
              (Address of principal executive office) (Zip Code)


                               (703) 506-5000
                       -------------------------------
                       (Registrant's telephone number)

Item 5.           Other Events.
                  ------------

On July 1, 1998, GRC International Inc. announced that GRCI President Gary Denman, Ph.D., has become Chief Executive Officer following the retirement of Jim Roth, who spent the past six years as President and CEO.

Details are contained in the press release attached as an exhibit to this report.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

         (c)               Exhibits.
                           --------

         Exhibit No.       Description
         -----------       -----------

             99            Press Release dated July 1, 1998


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                           GRC INTERNATIONAL, INC.


Date:  August 6, 1998      By:/s/ Thomas E. McCabe
                              --------------------
                              Thomas E. McCabe
                              Senior Vice President, General Counsel & Secretary